SECOND AMENDMENT TO OPTION AGREEMENT

This Second Amendment to Option Agreement (herein called the “Second Amendment”) is made and entered into on this 20th day of October, 2013, but effective for all purposes as of the Effective Time (as such term is defined in the Option Agreement), by and between Texas Vanguard Oil Company, a Texas corporation (herein called “TVOC”), and Trivista Energy LLC, a Texas limited liability company (herein called “Trivista”), upon the terms and conditions set forth herein.  TVOC and Trivista are individually referred to herein each, individually, as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into that certain Option Agreement dated effective as of 12:01 a.m. local time in Austin, Texas on September 13, 2013 (the “Option Agreement”), pursuant to which the Trivista was granted the option to purchase certain Option Assets (as more particularly defined in the Option Agreement) owned by TVOC; and

WHEREAS, Parties entered into that certain First Amendment to the Option Agreement dated October 13, 2013 (the “First Amendment”), pursuant to which Trivista exercised the Option and was given an extension of the Option Closing Date as defined therein;

WHEREAS, the First Amendment contemplated further amendment of the Option Agreement prior to the Option Closing Date to add as an Exhibit to the Option Agreement a list of the Option Assets which are known at that time to be subject to Required Consent along with the Allocated Value for each Option Asset known at that time to be subject to same;

WHEREAS, the Parties desire to further amend the Option Agreement in accordance with the terms and conditions set forth herein to provide for the addition of such Exhibit; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby further amend the Option Agreement as follows:

1. Exhibits 1 and 2.  Attached to this Second Amendment are Exhibits 1 and 2 to the Option Agreement, which are hereby incorporated into and are made a part of the Option Agreement and which assign Allocated Values to each Option Asset which has been identified by the Parties to date that is subject to any Required Consent. Exhibit 1 indicates all Option Assets which have been identified to date that are subject to oil and gas leasehold consents to assign and the Allocated Value assigned to each such Option Asset. Exhibit 2 indicates all Option Assets which have been identified to date that are subject to joint operating agreements containing preferential rights to purchase rights and the Allocated Value assigned to each such Option Asset.

2. Amendment Compliance.  The Parties acknowledge that this Second Amendment complies with the requirements to alter or amend the Option Agreement, as stated in Section 8(i) of the Option Agreement.

3. Survival. The Parties hereby acknowledge and agree that the amendments and alterations to the Option Agreement contained in this Second Amendment shall survive the Option Closing indefinitely.

4. Entire Agreement.  The Option Agreement, as further amended hereby, the Assignment and the other documents executed, and to be executed, under the Option Agreement, as further amended hereby, and the exhibits and schedules thereto constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and there are no other agreements, understandings, warranties or representations except as set forth herein and therein.  In the event of a conflict between the terms of this Second Amendment and the terms of the Option Agreement, the terms of this Second Amendment shall control.  Any capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Option Agreement.

5. References.  All references to the Option Agreement contained in this Second Amendment shall be considered to be references to the Option Agreement as modified by the First Amendment and this Second Amendment, and, except as modified hereby or thereby, the Option Agreement shall remain in full force and effect.

6. Counterparts; Execution.  This Second Amendment may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one amendment.  The execution and delivery of this Second Amendment by any Party may be evidenced by facsimile or other electronic transmission (including scanned documents delivered by email), which shall be binding upon all Parties.

7. Ratification.  The Option Agreement, as amended herein, is ratified and confirmed

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SIGNATURE PAGES FOLLOW].

Page 2 of 2 to Second Amendment to Option Agreement By and Between
Texas Vanguard Oil Company and Trivista Energy LLC

IN WITNESS WHEREOF, this Second Amendment has been signed by each of the Parties as of the date first above written, but in each case effective as of the Effective Time.

TVOC:

Texas Vanguard Oil Company

By:	/s/ Linda Watson
Name:	Linda Watson
Title:	Chairman

TRIVISTA:

Trivista Energy LLC
By:	/s/ Mark Roach
Name:	Mark Roach
Title:	President

Signature Page to Second Amendment to Option Agreement